UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 30, 2004

HORACE MANN EDUCATORS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10890	37-0911756
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Horace Mann Plaza, Springfield, Illinois 62715-0001

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 217-789-2500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Information

Statements included in the accompanying press release that state Horace Mann Educators Corporation’s (the “Company”) or its management’s intentions, hopes, beliefs, expectations or predictions of future events or the Company’s future financial performance are forward-looking statements and involve known and unknown risks, uncertainties and other factors. It is important to note that the Company’s actual results could differ materially from those projected in such forward-looking statements. Information concerning factors that could cause actual results to differ materially from those in forward-looking statements is contained from time to time in the Company’s public filings with the Securities and Exchange Commission.

Item 7.01: Regulation FD Disclosure

On September 30, 2004, Horace Mann Educators Corporation issued a press release regarding its estimated financial impact from Hurricanes Frances, Ivan and Jeanne and guidance on financial results for the year ended December 31, 2004. A copy of the press release is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01: Financial Statements and Exhibits

(c)	Exhibits.

99.1	Glossary of Selected Terms

99.2	Press release dated September 30, 2004 regarding the Company’s estimated financial impact from Hurricanes Frances, Ivan and Jeanne and guidance on financial results for the year ended December 31, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORACE MANN EDUCATORS CORPORATION

By:	/s/ Bret A. Conklin
Name:	Bret A. Conklin
Title:	Senior Vice President & Controller
(Principal Accounting Officer)

Date: September 30, 2004

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